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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 1995


                          AMERICA WEST AIRLINES, INC.
               (Exact name of registrant as specified in charter)


        Delaware                  1-10140                 86-0418245
(State or other jurisdic-        (Commission              (IRS employer
tion of incorporation)           file number)             identification no.)


             4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034
              (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (602) 693-0800


         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        The information set forth in the press release of the registrant dated December 2, 1995, which is filed as an exhibit hereto, is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        99.1  Press Release dated December 2, 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICA WEST AIRLINES, INC.

                                        By /s/ W. Douglas Parker
                                           -----------------------------
                                           W. Douglas Parker
                                           Senior Vice President and
                                           Chief Financial Officer

December 4, 1995




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                                 EXHIBIT INDEX

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EXHIBIT NO.                     DESCRIPTION
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
   99.1              Press Release dated December 2, 1995

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